Exhibit 99.1

Endo Pharmaceuticals Smith Barney Citigroup Small & Mid-Cap Conference

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001, in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003, and in Endo's Registration Statement on Form S-3 filed with the SEC on April 30, 2004. Readers should evaluate any statement in light of these important factors.

Endo Profile Fully integrated specialty pharma company with market leadership in pain management Established portfolio of branded products including Lidoderm(r) and Percocet(r) Substantial pipeline, with nine mid- to late-stage products: Three NDAs currently under FDA review Solid financial position Strong cash flow Debt-free Experienced and incentivized management team

Endo Profile Leveraging our pain management expertise to grow the business and expand into complementary areas Net sales: 40% CAGR 1998-2003 Developing and commercializing products: Lidoderm(r) sales up 114% in 2003 Additional patent-protected products under development

2001 2002 2003 2004 (a) (in millions) 252 399 596 590 '01 - '03 CAGR 53% (a) High end of the Company's guidance of $580-$590 million. Net Sales (in millions)

Growth Strategy Capitalize on our established brand names and brand awareness through focused marketing, promotional and educational efforts Develop proprietary products and generic products with significant barriers to market entry Build a balanced and sustainable pipeline across development phases Strengthen our position in pain and drive expansion into complementary therapeutic areas

Data through year end 2003 Pain Market: A Large and Attractive Opportunity Growth Drivers Changing attitudes toward pain management Aging population Increase in number of surgical procedures/chronic pain conditions Introduction of new forms of pain medications Rx Pain Market: $16.6 Billion 5-Year $ CAGR: Opioid 25% Non-Opioid 13% Non-Opioid Opioid $11.0B $5.6B Source: IMS NPA, 12/03

Addressing the Pain Market Targeted Sales and Marketing through: Direct promotion through internal national sales forces 70 specialty / institutional representatives 160 community-based representatives Targeting approximately 35,000 physicians Leveraging our infrastructure by adding new products

Lidoderm(r) (lidocaine 5%) Patented topical patch launched in 1999 Orphan Drug status through March 2006; covered by certain patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia directly to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves to the affected nerves

Lidoderm(r) Prescriptions '01 - '04 CAGR 91% Note: Data represents total prescriptions Source: IMS NPA, 3/04 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 68 81 96 119 139 170 200 243 272 330 382 434 Quarter Ended 475 500 400 300 200 100 0

2001 2002 2003 2004 (a) (in millions) 41 83 178 300 '01 - '03 CAGR 108% (a) Company guidance Lidoderm(r) Net Sales (in millions)

Lidoderm(r) Open-Label Studies Extensive Phase IV and publication program 20 poster presentations and four manuscripts published in 2003 Six abstracts presented at 2003 APS meeting* Strong presence planned for 2004 APS meeting** Potential utility for Lidoderm(r) studied in: Chronic low back pain Osteoarthritis pain Diabetic neuropathy Idiopathic neuropathy * 22nd Annual Scientific Meeting of the American Pain Society (Chicago, March 20-23, 2003) ** Vancouver, Canada, May 6-9, 2004

Source: IMS NDTI, MAT 9/03 Lidoderm(r) Future Growth Drivers 2003 Other Neuropathies 0.91 Peripheral Neuropathies 0.186 Diabetic Neuropathy 0.177 Trigeminal Neuralgia 0.163 PHN 0.09 Carpal Tunnel Syndrome 0.019 Other Neuropathies: Peripheral Diabetic Trigeminal PHN Goal is to explore possible utility in other neuropathic and chronic pain segments Goal is to explore possible utility in other neuropathic and chronic pain segments Neuropathic Pain Market in 2003(1) Source: IMS NDTI, full year 2003

(1) Source: IMS NPA (1) Source: IMS NPA Percocet(r) Franchise Percodan(r) Percocet(r) First launched in 1976 "Gold standard" in pain management Approximately 83%(1) of prescriptions for oxycodone with acetaminophen written as "Percocet" Active life-cycle management program to address market needs

Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Percocet(r) 5 mg 306 274 260 251 232 222 215 208 202 189 186 175 165 152 153 146 132 123 Percocet(r) 2.5/325, 7.5/500 & 10/650 3 108 230 318 372 425 419 263 211 153 126 108 95 83 75 70 62 57 Percocet(r) 7.5/325 & 10/325 0 0 0 0 0 0 0 0 6 168 283 358 411 453 503 553 416 176 Source: IMS NPA, 3/04 Percocet(r) Life Cycle Management Strategy 7.5/325 & 10/325 launch 7.5/500, 10/650, & 2.5/325 launch 7.5/325 & 10/325 competition

2001 2002 2003 Prescriptions 101 145 214 '01 - '03 CAGR 45% Percocet(r) Net Sales (in millions)

Generic Product Strategy Selective Focus on: Niche therapeutic areas Difficult-to-develop generics Proprietary sustained-release technology AB-rated MS Contin, OxyContin generics Endo's extended-release morphine sulfate retains significant market share Partnered with Noven Pharmaceuticals, Inc. on generic Duragesic

Generic Oxycodone ER Favorable lower court ruling announced January 5, 2004 (Purdue appealed on January 12, 2004) Received final FDA approval on three of the four strengths on March 23, 2004 First-to-file status on the 10mg, 20mg and 40mg strengths (63% of the branded market) Final approval of the 80mg subject to expiration of Teva's exclusivity period Newly enacted amendments to Hatch-Waxman Act allow for more favorable exclusivity terms Provides option to launch at-risk or wait for appellate court decision Anticipate limited competition subsequent to exclusivity period due to high barriers to entry related to controlled- release scheduled CII products

Generic Fentanyl Patch Announced agreement with Noven on February 26, 2004 for U.S./Canadian rights to generic Duragesic Noven's ANDA accepted for filing October 2003 Anticipated launch date early 2005, pending FDA approval of ANDA Profit-sharing arrangement

Pipeline Summary

Filed	Status
Oxymorphone ER (1)	Approvable Letter Received
Oxymorphone IR	Approvable Letter Received
DepoMorphine™ (2)	NDA under Review
Oxycodone ER (generic) (3)	Final Approval on 3 Strengths
Transdermal fentanyl patch (generic) (2)	ANDA under Review
In Development	
Propofol IDD-D™ (2)	
CHRONOGESIC™ (2)	
Lidoderm® (other indications)	
LidoPAIN® BP (2)	
Other (undisclosed)	

(1) Co-developed
(2) Licensed marketing rights
(3) Subject to litigation; Purdue has appealed favorable court decision received Jan. 2004. 10mg, 20mg and 40mg received final approval March 2004. Final approval on 80mg subject to the expiration of Teva's exclusivity period.

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ENDO PHARMACEUTICALS

Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations Intended to treat moderate-to-severe pain IR a complementary treatment to ER for breakthrough pain Market Need Addressed: Will compete in $3.6 billion strong opioid market We believe that it will provide equivalent analgesia with only half the milligram dosage of OxyContin (oxycodone ER) Possible twice-daily dosing Status / Upcoming Milestones: FDA "Approvable Letters" received 10/03 Plan to meet with FDA again in Q204 Oxymorphone ER / IR Description / Indications:

Extensive program in approximately 2,500 subjects, including 12 Phase II/III studies Oxymorphone ER / IR Clinical Trials Oxycodone IR and Placebo Post Surgical Pain Oxycodone IR and Placebo Post Surgical Pain Oxycodone CR Cancer Pain --- Morphine Sulfate ER Cancer Pain Morphine Sulfate ER, Oxycodone CR Cancer Pain Placebo Osteoarthritis Pain Oxycodone CR and Placebo Chronic Low Back Pain Oxycodone CR and Placebo Osteoarthritis Pain Placebo Post Surgical Pain Primary Outcome p < 0.05 Comparator Indication

Encapsulated morphine sulfate Epidural injection with sustained release delivery For surgical pain; administered prior to surgery Six million major surgeries annually in the U.S. NDA accepted for substantive review 09/03 First "Action Letter" expected mid-2004 Market Need Addressed: Status / Upcoming Milestones: DepoMorphine(tm) Description / Indication: 48 hours of post-surgical pain relief with a single injection No need for in-dwelling catheter - can be used in patients on LMWH Greater patient satisfaction w/post-op pain control - eliminates/reduces PCA Pharmacoeconomic advantages

DepoMorphine(tm) - Clinical Trials Dose-response slope (based on total fentanyl used over 48 hours post-dose) Lower Abdominal Total fentanyl used for 48 hours post-dose Hip Arthroplasty --- Recalled pain intensity (VAS) through 48 hours post-dose Knee Arthroplasty Total opioid medication used (IV morphine equivalents) for 48 hours Caesarean Section Primary Outcome p < 0.05 Primary Endpoint Clinical Study Clinical program in over 900 subjects, including four double-blind controlled studies

Outlook Oxycodone ER opportunity FDA Action Letter on DepoMorphine(tm) FDA Approval on generic Duragesic Oxymorphone ER/IR Launch Pending discussions with FDA Lidoderm(r) sales of approximately $300 million in 2004 Ongoing advancement of pipeline Acquisition/in-licensing opportunities

Summary Leader in rapidly growing pain management market Strong portfolio of established products Substantial pipeline of branded, patent-protected products Solid financial condition, with significant cash flow and no debt Proven, experienced management team

Endo Pharmaceuticals Nasdaq: ENDP